INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2018
Intangible Assets [Abstract]
INTANGIBLE ASSETS
INTANGIBLE ASSETS
The partnership’s intangible assets are presented on a cost basis, net of accumulated amortization and accumulated impairment losses in the condensed consolidated balance sheets. These intangible assets primarily represent the trademark assets related to Center Parcs UK and Atlantis.

The trademark assets of Center Parcs UK had a carrying amount of $958 million as of June 30, 2018 (December 31, 2017 - $964 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of Center Parcs UK is not subject to technological obsolescence or commercial innovations in any material way.

In addition, intangible assets include the trademark and licensing assets relating to Atlantis. At June 30, 2018, intangible assets of the Atlantis had a carrying value of $208 million (December 31, 2017 - $209 million). They have been determined to have an indefinite useful life as the partnership has the legal right to operate these intangible assets granted under perpetual licenses. The business model of Atlantis is not subject to technological obsolescence or commercial innovations in any material way.

During the year ended December 31, 2017, the partnership reclassified the intangible assets of the Hard Rock Hotel and Casino, which had a carrying value of $45 million, to assets held for sale, most of which was sold to a third party in the first quarter of 2018.

Intangible assets by class	Useful life (in years)
Trademarks	5 to Indefinite
Management contracts	40
Customer relationships	9
Other	3 to 7

Intangible assets with indefinite useful lives and intangible assets not yet available for use, are tested for impairment at least annually, and whenever there is an indication that the asset may be impaired. Intangible assets with finite useful lives are amortized over their respective useful lives as listed above. Amortization expense is recorded as part of depreciation and amortization of non-real estate assets expense.
The following table presents the components of the partnership’s intangible assets as of June 30, 2018 and December 31, 2017:

(US$ Millions)	Jun. 30, 2018	Dec. 31, 2017
Cost	$1,294	$1,271
Accumulated amortization	(41)	(35)
Accumulated impairment losses	(48)	(48)
Balance, end of period	$1,205	$1,188

The following table presents a roll forward of the partnership’s intangible assets for the six months ended June 30, 2018 and the year ended December 31, 2017:

(US$ Millions)	Jun. 30, 2018	Dec. 31, 2017
Balance, beginning of period	$1,188	$1,141
Acquisitions	50	17
Amortization	(9)	(8)
Foreign currency translation	(24)	82
Reclassification to assets held for sale and other(1)	—	(44)
Balance, end of period	$1,205	$1,188

(1)
In the fourth quarter of 2017, the partnership reclassified the intangible assets of the Hard Rock Hotel and Casino, which had a carrying value of $45 million, to assets held for sale, most of which was sold to a third party in the first quarter of 2018.